Exhibit 99.1

Alphabet Announces Third Quarter 2019 Results
MOUNTAIN VIEW, Calif. – October 28, 2019 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended September 30, 2019.
“I am extremely pleased with the progress we made across the board in the third quarter, from our recent advancements in search and quantum computing to our strong revenue growth driven by mobile search, YouTube and Cloud,” said Sundar Pichai, Chief Executive Officer of Google. “We’re focused on providing the most helpful services to our users and partners, and we see many opportunities ahead.”
“Our businesses delivered another quarter of strong performance, with revenues of $40.5 billion, up 20% versus the third quarter of 2018 and up 22% on a constant currency basis,” said Ruth Porat, Chief Financial Officer of Alphabet and Google. “We continue to invest thoughtfully in talent and infrastructure to support our growth, particularly in newer areas like Cloud and machine learning.”
Q3 2019 financial highlights
The following table summarizes our consolidated financial results for the quarters ended September 30, 2018 and 2019 (in millions, except for per share information, percentages, and number of employees; unaudited):

	Three Months Ended September 30, 2018	Three Months Ended September 30, 2019
Revenues	$33,740	$40,499
Increase in revenues year over year	21%	20%
Increase in constant currency revenues year over year	22%	22%

Operating income(1)	$8,625	$9,177
Operating margin(1)	26%	23%

Other income (expense), net(1)	$1,458	($549)

Net income	$9,192	$7,068
Diluted EPS	$13.06	$10.12
Diluted shares (in thousands)	703,859	698,199

Effective tax rate	9%	18%
Number of employees	94,372	114,096

(1)
Q3 2018 results have been recast to reflect the reclassification of performance fees from general and administrative expenses to other income (expense), net (OI&E) to conform to the current period presentation.

Q3 2019 supplemental information (in millions, except for percentages; unaudited)
Segment revenues and operating results

	Three Months Ended September 30, 2018	Three Months Ended September 30, 2019
Google properties revenues	$24,054	$28,647
Google Network Members' properties revenues	4,900	5,269
Google advertising revenues	28,954	33,916
Google other revenues	4,640	6,428
Google segment revenues	$33,594	$40,344
Other Bets revenues	$146	$155

Google operating income	$9,490	$10,865
Other Bets operating loss	($727)	($941)

Traffic acquisition costs (TAC) to Google Network Members and distribution partners

	Three Months Ended September 30, 2018	Three Months Ended September 30, 2019
TAC to Google Network Members	$3,427	$3,634
TAC to Google Network Members as % of Google Network Members' properties revenues	70%	69%
TAC to distribution partners	$3,155	$3,856
TAC to distribution partners as % of Google properties revenues	13%	13%
Total TAC	$6,582	$7,490
Total TAC as % of Google advertising revenues	23%	22%
Monetization metrics information

	Change from Q3 2018 to Q3 2019 (YoY)	Change from Q2 2019 to Q3 2019 (QoQ)
Paid clicks on Google properties	18%	1%
Cost-per-click on Google properties	(2)%	3%

Impressions on Google Network Members’ properties	12%	0%
Cost-per-impression on Google Network Members’ properties	(3)%	0%
Webcast and conference call information
A live audio webcast of our third quarter 2019 earnings release call will be available at http://abc.xyz/investor. The call begins today at 2:00 PM (PT) / 5:00 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available on that site.
We also provide announcements regarding our financial performance, including SEC filings, investor events, press and earnings releases, and blogs, on our investor relations website (http://abc.xyz/investor).
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2018, as amended, and our most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 which are on file with the SEC and are available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. All information provided in this release and in the attachments is as of October 28, 2019. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: free cash flow; constant currency revenues; and constant currency revenue growth. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the effect of foreign exchange rate movements and hedging activities. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.
For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliation from net cash provided by operating activities to free cash flow” and “Reconciliation from GAAP revenues to non-GAAP constant currency revenues” included at the end of this release.
Contact

Investor relations	Media
investor-relations@abc.xyz	press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value per share amounts)

	December 31, 2018	September 30, 2019
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$16,701	$16,032
Marketable securities	92,439	105,145
Total cash, cash equivalents, and marketable securities	109,140	121,177
Accounts receivable, net of allowance of $729 and $643	20,838	20,889
Income taxes receivable, net	355	192
Inventory	1,107	1,401
Other current assets	4,236	4,699
Total current assets	135,676	148,358
Non-marketable investments	13,859	12,488
Deferred income taxes	737	564
Property and equipment, net	59,719	69,252
Operating lease assets	0	10,341
Intangible assets, net	2,220	1,747
Goodwill	17,888	18,069
Other non-current assets	2,693	2,225
Total assets	$232,792	$263,044
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,378	$4,142
Accrued compensation and benefits	6,839	7,399
Accrued expenses and other current liabilities	16,958	21,038
Accrued revenue share	4,592	4,835
Deferred revenue	1,784	1,679
Income taxes payable, net	69	131
Total current liabilities	34,620	39,224
Long-term debt	4,012	4,082
Deferred revenue, non-current	396	364
Income taxes payable, non-current	11,327	11,355
Deferred income taxes	1,264	1,747
Operating lease liabilities	0	9,666
Other long-term liabilities	3,545	1,637
Total liabilities	55,164	68,075
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock, and Class C capital stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 695,556 (Class A 299,242, Class B 46,636, Class C 349,678) and 690,906 (Class A 299,624, Class B 46,508, Class C 344,774) shares issued and outstanding	45,049	49,040
Accumulated other comprehensive loss	(2,306)	(1,196)
Retained earnings	134,885	147,125
Total stockholders’ equity	177,628	194,969
Total liabilities and stockholders’ equity	$232,792	$263,044

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts; unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2019	2018	2019
Revenues	$33,740	$40,499	$97,543	$115,782
Costs and expenses:
Cost of revenues	14,281	17,568	41,631	50,876
Research and development	5,232	6,554	15,385	18,796
Sales and marketing	3,849	4,609	11,233	12,726
General and administrative	1,753	2,591	4,920	6,722
European Commission fines	0	0	5,071	1,697
Total costs and expenses	25,115	31,322	78,240	90,817
Income from operations	8,625	9,177	19,303	24,965
Other income (expense), net	1,458	(549)	5,538	3,956
Income before income taxes	10,083	8,628	24,841	28,921
Provision for income taxes	891	1,560	3,053	5,249
Net income	$9,192	$7,068	$21,788	$23,672

Basic earnings per share of Class A and B common stock and Class C capital stock	$13.21	$10.20	$31.34	$34.12
Diluted earnings per share of Class A and B common stock and Class C capital stock	$13.06	$10.12	$30.95	$33.83

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions; unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2019	2018	2019
Operating activities
Net income	$9,192	$7,068	$21,788	$23,672
Adjustments:
Depreciation and impairment of property and equipment	2,138	2,732	5,791	7,774
Amortization and impairment of intangible assets	217	188	664	594
Stock-based compensation expense	2,230	2,624	7,100	8,149
Deferred income taxes	880	(239)	723	381
(Gain) loss on debt and equity securities, net	(1,353)	1,479	(5,413)	(2,399)
Other	38	(71)	(82)	(119)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(670)	(1)	718	25
Income taxes, net	(1,235)	185	(1,891)	210
Other assets	(484)	(611)	(1,240)	(787)
Accounts payable	316	57	293	(386)
Accrued expenses and other liabilities	1,857	1,853	6,457	2,927
Accrued revenue share	107	261	(196)	201
Deferred revenue	(23)	(59)	272	(149)
Net cash provided by operating activities	13,210	15,466	34,984	40,093
Investing activities
Purchases of property and equipment	(5,282)	(6,732)	(18,058)	(17,496)
Purchases of marketable securities	(14,299)	(36,244)	(37,340)	(80,968)
Maturities and sales of marketable securities	9,403	34,091	34,926	74,783
Purchases of non-marketable investments	(386)	(404)	(1,118)	(1,499)
Maturities and sales of non-marketable investments	154	91	1,345	297
Acquisitions, net of cash acquired, and purchases of intangible assets	(18)	(126)	(1,452)	(373)
Other investing activities	20	379	69	468
Net cash used in investing activities	(10,408)	(8,945)	(21,628)	(24,788)
Financing activities
Net payments related to stock-based award activities	(1,253)	(1,131)	(3,952)	(3,566)
Repurchases of capital stock	(2,200)	(5,696)	(6,425)	(12,298)
Proceeds from issuance of debt, net of costs	530	0	6,766	317
Repayments of debt	(555)	(145)	(6,822)	(538)
Proceeds from sale of interest in consolidated entities	0	18	0	202
Net cash used in financing activities	(3,478)	(6,954)	(10,433)	(15,883)
Effect of exchange rate changes on cash and cash equivalents	(29)	(122)	(195)	(91)
Net increase (decrease) in cash and cash equivalents	(705)	(555)	2,728	(669)
Cash and cash equivalents at beginning of period	14,148	16,587	10,715	16,701
Cash and cash equivalents at end of period	$13,443	$16,032	$13,443	$16,032

Reconciliation from net cash provided by operating activities to free cash flow (in millions; unaudited):
We provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Three Months Ended September 30, 2019
Net cash provided by operating activities	$15,466
Less: purchases of property and equipment	(6,732)
Free cash flow	$8,734
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures.

Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions; unaudited):
We provide non-GAAP constant currency revenues and growth because they facilitate the comparison of current results to historic performance by excluding the effect of foreign exchange rate movements and hedging activities, which are not indicative of our core operating results.

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2019
	YoY (using Q3'18's FX rates)	QoQ (using Q2'19's FX rates)
EMEA revenues (GAAP)	$12,667	$12,667
Exclude foreign exchange effect on Q3'19 revenues using Q3'18 rates	456	N/A
Exclude foreign exchange effect on Q3'19 revenues using Q2'19 rates	N/A	82
Exclude hedging effect recognized in Q3'19	(102)	(102)
EMEA constant currency revenues (non-GAAP)	$13,021	$12,647
Prior period EMEA revenues, excluding hedging effect (non-GAAP)	$10,909	$12,313
EMEA revenue growth (GAAP)	16%	2%
EMEA constant currency revenue growth (non-GAAP)	19%	3%

APAC revenues (GAAP)	$6,828	$6,828
Exclude foreign exchange effect on Q3'19 revenues using Q3'18 rates	17	N/A
Exclude foreign exchange effect on Q3'19 revenues using Q2'19 rates	N/A	(39)
Exclude hedging effect recognized in Q3'19	(14)	(14)
APAC constant currency revenues (non-GAAP)	$6,831	$6,775
Prior period APAC revenues, excluding hedging effect (non-GAAP)	$5,401	$6,536
APAC revenue growth (GAAP)	26%	4%
APAC constant currency revenue growth (non-GAAP)	26%	4%

Other Americas revenues (GAAP)	$2,293	$2,293
Exclude foreign exchange effect on Q3'19 revenues using Q3'18 rates	66	N/A
Exclude foreign exchange effect on Q3'19 revenues using Q2'19 rates	N/A	(13)
Exclude hedging effect recognized in Q3'19	(3)	(3)
Other Americas constant currency revenues (non-GAAP)	$2,356	$2,277
Prior period Other Americas revenues, excluding hedging effect (non-GAAP)	$1,827	$2,124
Other Americas revenue growth (GAAP)	25%	8%
Other Americas constant currency revenue growth (non-GAAP)	29%	7%

United States revenues (GAAP)	$18,711	$18,711
United States revenue growth (GAAP)	21%	5%

Revenues (GAAP)	$40,499	$40,499
Constant currency revenues (non-GAAP)	$40,919	$40,410
Prior period revenues, excluding hedging effect (non-GAAP)	$33,660	$38,836
Revenue growth (GAAP)	20%	4%
Constant currency revenue growth (non-GAAP)	22%	4%
Non-GAAP constant currency revenues and growth: We define non-GAAP constant currency revenues as total revenues excluding the effect of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue growth on year-on-year and quarter-on-quarter bases. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging effect recognized in the current quarter. Constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging effect recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net (in millions; unaudited):

	Three Months Ended
	September 30,
	2018	2019
Interest income	$481	$631
Interest expense	(28)	(23)
Foreign currency exchange gain (loss), net	(55)	41
Gain (loss) on debt securities, net	(29)	49
Gain (loss) on equity securities, net(1)(2)	1,382	(1,528)
Performance fees(3)	(315)	227
Loss and impairment from equity method investments, net	(27)	(14)
Other	49	68
Other income (expense), net	$1,458	$(549)

(1)
Approximately $1.5 billion of the loss on equity securities for Q3 2019 represents unrealized losses on equity investments that we hold. Fluctuations in the value of our investments could significantly contribute to the volatility of OI&E in future periods.

(2)
ASU 2016-01, effective January 1, 2018, requires that all gains and losses, unrealized and realized, on equity security investments are recognized in OI&E. For Q3 2019, the net effect of the loss on equity securities of $1.5 billion and the performance fees reversal of $227 million decreased income tax, net income, and diluted EPS by $273 million, $1,028 million, and $1.47, respectively.

(3)	Q3 2018 results have been recast to reflect the reclassification of performance fees from general and administrative expenses to OI&E to conform to the current period presentation.

Segment results
The following table presents our revenues, operating income (loss), stock-based compensation (SBC), capital expenditures, and depreciation, amortization, and impairment by segment (in millions; unaudited):

	Three Months Ended
	September 30,
	2018	2019
Revenues:
Google	$33,594	$40,344
Other Bets	146	155
Total revenues	$33,740	$40,499

Operating income (loss):
Google	$9,490	$10,865
Other Bets	(727)	(941)
Reconciling items(1)	(138)	(747)
Total income from operations	$8,625	$9,177

Stock-based compensation(2):
Google	$2,071	$2,470
Other Bets	125	117
Reconciling items(3)	34	34
Total stock-based compensation	$2,230	$2,621

Capital expenditures:
Google	$5,643	$7,228
Other Bets	55	71
Reconciling items(4)	(416)	(567)
Total capital expenditures	$5,282	$6,732

Depreciation, amortization, and impairment:
Google	$2,277	$2,837
Other Bets	78	83
Total depreciation, amortization, and impairment	$2,355	$2,920

(1)
Reconciling items are generally comprised of corporate administrative costs and other miscellaneous items that are not allocated to individual segments. Reconciling items for the three months ended September 30, 2019 include a $554 million charge from a legal settlement. Performance fees previously included in reconciling items were reclassified for the prior period from general and administrative expenses to OI&E to conform with current period presentation.

(2)	For purposes of segment reporting, SBC represents awards that we expect to settle in Alphabet stock.

(3)	Reconciling items are primarily related to corporate administrative costs that are not allocated to individual segments.

(4)
Reconciling items are related to timing differences of payments, as segment capital expenditures are on an accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on a cash basis, and other miscellaneous differences.